SUPPLEMENT TO FIDELITY ADVISOR SERIES IV: FIDELITY REAL ESTATE HIGH
INCOME FUND
 PROSPECTUS
DATED    MARCH 30, 1998
The following information should be added as the    first paragraph in
the Who May Want to Invest section on page 3     of the Prospectus.
SHAREHOLDER PROPOSAL.  The Trustees approved on    March 19, 1998
a proposal to amend the fund's fundamental investment objective,
subject to the approval of shareholders of record as of    April 8,
1998    . If approved by such shareholders, the fund's fundamental policy shall read: "The fund seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital."